PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2024
PLANT AND EQUIPMENT, NET
Schedule of plant and equipment, net

	September 30,
	2023	2024
	RMB	RMB
Plant and building	100,478	100,364
Machinery, equipment and others	70,398	77,377
Furniture and office equipment	12,035	10,737
Motor vehicles	3,735	3,735
Accumulated depreciation	(57,257)	(64,575)
Accumulated impairment	(110,537)	(110,537)
Construction in progress	2,250	11,200
Plant and equipment, net	21,102	28,301